EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain reclassifications as noted in the Company's Form 8-K dated April 5, 2006 filed with the Securities and Exchange Commission.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005        Inc/(Dec)        2006          2005       Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Net revenues
  Discount revenue                               $    3,458    $    3,096            12%    $   12,978    $   11,489           13%
  Cardmember lending finance charge revenue,
    net of interest                                     990           703            41          3,457         2,580           34
  Net card fees                                         479           518            (8)         1,994         2,033           (2)
  Travel commissions and fees                           450           435             3          1,778         1,780            -
  Other commissions and fees                            654           630             4          2,555         2,375            8
  Securitization income, net                            347           295            18          1,489         1,260           18
  Other investment and interest income,
    net of interest                                     265           279            (5)         1,078         1,055            2
  Other                                                 565           424            33          1,807         1,496           21
                                                 ----------    ----------                   ----------    ----------
    Total                                             7,208         6,380            13         27,136        24,068           13
                                                 ----------    ----------                   ----------    ----------
Expenses
  Marketing, promotion, rewards
    and cardmember services                           1,734         1,581            10          6,516         5,841           12
  Human resources                                     1,336         1,177            14          5,065         4,829            5
  Provision for losses and benefits:
      Charge card                                       277           290            (4)           935         1,038          (10)
      Cardmember lending                                484           415            17          1,623         1,349           20
      Investment certificates and other                 130           108            20            529           386           37
                                                 ----------    ----------                   ----------    ----------
        Total                                           891           813            10          3,087         2,773           11
  Professional services                                 807           714            13          2,710         2,308           17
  Occupancy and equipment                               405           390             4          1,491         1,428            4
  Interest                                              338           249            36          1,236           920           34
  Communications                                        116           115             1            449           457           (2)
  Other                                                 358           382            (6)         1,254         1,264           (1)
                                                 ----------    ----------                   ----------    ----------
    Total                                             5,985         5,421            10         21,808        19,820           10
                                                 ----------    ----------                   ----------    ----------
Pretax income from continuing operations              1,223           959            28          5,328         4,248           25
Income tax provision                                    298           208            43          1,599         1,027           56
                                                 ----------    ----------                   ----------    ----------
Income from continuing operations                       925           751            23          3,729         3,221           16
(Loss)/Income from discontinued operations,
  net of tax                                             (3)           (6)          (50)           (22)          513            #
                                                 ----------    ----------                   ----------    ----------
Net income                                       $      922    $      745            24     $    3,707    $    3,734           (1)
                                                 ==========    ==========                   ==========    ==========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                      December 31,    December 31,
                                                          2006           2005
                                                     -------------   -------------
Assets
  Cash and cash equivalents                          $           8   $           7
  Accounts receivable                                           39              35
  Investments                                                   21              21
  Loans                                                         50              41
  Other assets                                                  10              10
                                                     -------------   -------------
    Total assets                                     $         128   $         114
                                                     =============   =============

Liabilities and Shareholders' Equity
  Short-term debt                                    $          15   $          16
  Long-term debt                                                43              31
  Other liabilities                                             59              56
                                                     -------------   -------------
    Total liabilities                                          117             103
                                                     -------------   -------------

  Shareholders' equity                                          11              11
                                                     -------------   -------------
    Total liabilities and shareholders' equity       $         128   $         114
                                                     =============   =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005        Inc/(Dec)        2006          2005       Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
NET REVENUES
  U.S. Card Services                             $    3,756    $    3,181            18%    $   13,955    $   11,978           17%
  International Card & Global Commercial
    Services                                          2,433         2,299             6          9,464         8,905            6
  Global Network & Merchant Services                    869           725            20          3,161         2,747           15
                                                 ----------    ----------                   ----------    ----------
                                                      7,058         6,205            14         26,580        23,630           12
  Corporate & Other,
    including adjustments and eliminations              150           175           (14)           556           438           27
                                                 ----------    ----------                   ----------    ----------

CONSOLIDATED NET REVENUES                        $    7,208    $    6,380            13     $   27,136    $   24,068           13
                                                 ==========    ==========                   ==========    ==========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                             $      770    $      538            43     $    3,305    $    2,571           29
  International Card & Global Commercial
    Services                                            262           290           (10)         1,148         1,093            5
  Global Network & Merchant Services                    297           252            18          1,188           882           35
                                                 ----------    ----------                   ----------    ----------
                                                      1,329         1,080            23          5,641         4,546           24
  Corporate & Other                                    (106)         (121)          (12)          (313)         (298)           5
                                                 ----------    ----------                   ----------    ----------

PRETAX INCOME FROM CONTINUING OPERATIONS         $    1,223    $      959            28     $    5,328    $    4,248           25
                                                 ==========    ==========                   ==========    ==========

NET INCOME (LOSS)
  U.S. Card Services                             $      535    $      414            29     $    2,277    $    1,816           25
  International Card & Global Commercial
    Services                                            231           233            (1)           885           899           (2)
  Global Network & Merchant Services                    201           166            21            779           573           36
                                                 ----------    ----------                   ----------    ----------
                                                        967           813            19          3,941         3,288           20
  Corporate & Other                                     (42)          (62)          (32)          (212)          (67)           #
                                                 ----------    ----------                   ----------    ----------
  Income from continuing operations                     925           751            23          3,729         3,221           16
  (Loss)/Income from discontinued operations,
    net of tax                                           (3)           (6)          (50)           (22)          513            #
                                                 ----------    ----------                   ----------    ----------

NET INCOME                                       $      922    $      745            24     $    3,707    $    3,734           (1)
                                                 ==========    ==========                   ==========    ==========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005        Inc/(Dec)        2006          2005       Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations              $     0.77    $     0.61            26%    $     3.08    $     2.61           18%
  (Loss)/Income from discontinued
    operations                                            -         (0.01)            #          (0.02)         0.42            #
                                                 ----------    ----------                   ----------    ----------
  Net income                                     $     0.77    $     0.60            28%    $     3.06    $     3.03            1%
                                                 ==========    ==========                   ==========    ==========

  Average common shares outstanding
    (millions)                                        1,196         1,232            (3)%        1,212         1,233           (2)%
                                                 ==========    ==========                   ==========    ==========

DILUTED
  Income from continuing operations              $     0.76    $     0.60            27%    $     3.01    $     2.56           18%
  (Loss)/Income from discontinued
    operations                                        (0.01)        (0.01)            -          (0.02)         0.41            #
                                                 ----------    ----------                   ----------    ----------
  Net income                                     $     0.75    $     0.59            27%    $     2.99    $     2.97            1%
                                                 ==========    ==========                   ==========    ==========

  Average common shares outstanding
    (millions)                                        1,224         1,258            (3)%        1,238         1,258           (2)%
                                                 ==========    ==========                   ==========    ==========

Cash dividends declared per common share         $     0.15    $     0.12            25%    $     0.57    $     0.48           19%
                                                 ==========    ==========                   ==========    ==========

                       SELECTED STATISTICAL INFORMATION

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005        Inc/(Dec)        2006          2005       Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Return on average total shareholders' equity (A)       34.7%         25.4%                        34.7%         25.4%
Common shares outstanding (millions)                  1,199         1,241            (3)%        1,199         1,241           (3)%
Book value per common share                      $     8.76    $     8.50             3%    $     8.76    $     8.50            3%
Shareholders' equity (billions)                  $     10.5    $     10.5             -%    $     10.5    $     10.5            -%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005        Inc/(Dec)        2006          2005       Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Card billed business (A):
  United States                                  $    109.7    $     96.9            13%    $    406.8    $    354.6           15%
  Outside the United States                            43.8          35.7            23          154.7         129.8           19
                                                 ----------    ----------                   ----------    ----------
    Total                                        $    153.5    $    132.6            16     $    561.5    $    484.4           16
                                                 ==========    ==========                   ==========    ==========
Total cards-in-force (millions) (A):
  United States                                        48.1          43.0            12%          48.1          43.0           12%
  Outside the United States                            29.9          28.0             7           29.9          28.0            7
                                                 ----------    ----------                   ----------    ----------
    Total                                              78.0          71.0            10           78.0          71.0           10
                                                 ==========    ==========                   ==========    ==========
Basic cards-in-force (millions) (A):
  United States                                        37.1          32.8            13%          37.1          32.8           13%
  Outside the United States                            25.4          23.2             9           25.4          23.2            9
                                                 ----------    ----------                   ----------    ----------
    Total                                              62.5          56.0            12           62.5          56.0           12
                                                 ==========    ==========                   ==========    ==========

Average discount rate (B)                              2.55%         2.55%                        2.57%         2.58%
Average basic cardmember spending
  (dollars) (A)                                  $    2,985    $    2,778             7%    $   11,201    $   10,445            7%
Average fee per card (dollars) (A) (C)           $       35    $       35             -%    $       35    $       35            -%
Travel sales                                     $      5.5    $      5.2             6%    $     21.8    $     20.6            6%
Travel commissions and fees/sales                       8.2%          8.4%                         8.2%          8.6%
Worldwide Travelers Cheque and prepaid
  products:
  Sales                                          $      4.8    $      4.8             -%    $     19.7    $     19.7            -%
  Average outstanding                            $      6.9    $      6.9             -%    $      7.0    $      7.1           (1)%
  Average investments                            $      7.6    $      7.6             -%    $      7.7    $      7.8           (1)%
  Investment yield (D)                                  4.9%          5.1%                         4.9%          5.1%
  Tax equivalent yield - managed (D)                    7.5%          7.9%                         7.6%          7.9%
International banking:
  Total loans                                    $      7.2    $      7.1             1%    $      7.2    $      7.1            1%
  Private banking holdings                       $     22.5    $     20.3            11%    $     22.5    $     20.3           11%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Average fee per card are computed based on net card fees excluding the amortization of deferred acquisition costs.

(D) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005        Inc/(Dec)        2006          2005       Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Worldwide cardmember receivables:
  Total receivables                              $     37.4    $     34.2             9%    $     37.4    $     34.2            9%
  90 days past due as a % of total                      1.8%          1.6%                         1.8%          1.6%
  Loss reserves (millions):                      $      981    $      942             4%    $      981    $      942            4%
    % of receivables                                    2.6%          2.8%                         2.6%          2.8%
    % of 90 days past due                               147%          177%                         147%          177%
  Net loss ratio as a % of charge volume               0.26%         0.29%                        0.24%         0.26%

Worldwide cardmember lending - owned basis (A):
  Total loans                                    $     43.3    $     33.1            31%    $     43.3    $     33.1           31%
  30 days past due loans as a % of total                2.7%          2.5%                         2.7%          2.5%
  Loss reserves (millions):
    Beginning balance                            $    1,126    $      952            18%    $      996    $      972            2%
      Provision                                         451           374            21          1,507         1,227           23
      Net write-offs                                   (405)         (323)           25         (1,359)       (1,155)          18
      Other                                              (1)           (7)          (86)            27           (48)           #
                                                 ----------    ----------                   ----------    ----------
    Ending balance                               $    1,171    $      996            18     $    1,171    $      996           18
                                                 ==========    ==========                   ==========    ==========
    % of loans                                          2.7%          3.0%                         2.7%          3.0%
    % of past due                                        98%          122%                          98%          122%
  Average loans                                  $     40.2    $     31.0            30%    $     36.5    $     28.3           29%
  Net write-off rate                                    4.0%          4.2%                         3.7%          4.1%
  Net finance charge revenue(B)/average loans           9.8%          9.0%                         9.5%          9.1%

Worldwide cardmember lending - managed
  basis (C):
  Total loans                                    $     63.5    $     54.3            17%    $     63.5    $     54.3           17%
  30 days past due loans as a % of total                2.6%          2.4%                         2.6%          2.4%
  Loss reserves (millions):
    Beginning balance                            $    1,571    $    1,401            12%    $    1,469    $    1,475            -%
      Provision                                         608           671            (9)         1,991         2,097           (5)
      Net write-offs                                   (557)         (596)           (7)        (1,933)       (2,055)          (6)
      Other                                               -            (7)            #             95           (48)           #
                                                 ----------    ----------                   ----------    ----------
    Ending balance                               $    1,622    $    1,469            10     $    1,622    $    1,469           10
                                                 ==========    ==========                   ==========    ==========
    % of loans                                          2.6%          2.7%                         2.6%          2.7%
    % of past due                                        97%          114%                          97%          114%
  Average loans                                  $     60.4    $     51.9            16%    $     56.9    $     48.9           16%
  Net write-off rate                                    3.7%          4.6%                         3.4%          4.2%
  Net finance charge revenue(B)/average loans           9.5%          9.4%                         9.4%          9.3%

# - Denotes a variance of more than 100%.

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                 Quarters Ended
                                                 --------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,        March 31,       December 31,
                                                      2006             2006            2006             2006             2005
                                                 -------------    -------------   -------------    -------------    -------------
Net revenues
  Discount revenue                               $       3,458    $       3,259   $       3,292    $       2,969    $       3,096
  Cardmember lending finance charge revenue,
    net of interest                                        990              912             839              716              703
  Net card fees                                            479              462             533              520              518
  Travel commissions and fees                              450              427             483              418              435
  Other commissions and fees                               654              620             642              639              630
  Securitization income, net                               347              384             372              386              295
  Other investment and interest income, net
    of interest                                            265              264             274              275              279
  Other                                                    565              431             415              396              424
                                                 -------------    -------------   -------------    -------------    -------------
    Total                                                7,208            6,759           6,850            6,319            6,380
                                                 -------------    -------------   -------------    -------------    -------------
Expenses
  Marketing, promotion, rewards
      and cardmember services                            1,734            1,589           1,671            1,522            1,581
  Human resources                                        1,336            1,213           1,276            1,240            1,177
  Provision for losses and benefits:
      Charge card                                          277              257             192              209              290
      Cardmember lending                                   484              412             406              321              415
      Investment certificates and other                    130              129             132              138              108
                                                 -------------    -------------   -------------    -------------    -------------
        Total                                              891              798             730              668              813
  Professional services                                    807              684             658              561              714
  Occupancy and equipment                                  405              375             365              346              390
  Interest                                                 338              324             308              266              249
  Communications                                           116              107             113              113              115
  Other                                                    358              331             287              278              382
                                                 -------------    -------------   -------------    -------------    -------------
    Total                                                5,985            5,421           5,408            4,994            5,421
                                                 -------------    -------------   -------------    -------------    -------------
Pretax income from continuing operations                 1,223            1,338           1,442            1,325              959
Income tax provision                                       298              382             470              449              208
                                                 -------------    -------------   -------------    -------------    -------------
Income from continuing operations                          925              956             972              876              751
(Loss)/Income from discontinued operations,
  net of tax                                                (3)              11             (27)              (3)              (6)
                                                 -------------    -------------   -------------    -------------    -------------
Net income                                       $         922    $         967   $         945    $         873    $         745
                                                 =============    =============   =============    =============    =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                   Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,         March 31,       December 31,
                                                      2006             2006            2006             2006             2005
                                                 -------------    -------------    -------------    -------------    -------------

NET REVENUES
  U.S. Card Services                             $       3,756    $       3,534    $       3,485    $       3,180    $       3,181
  International Card & Global Commercial
    Services                                             2,433            2,287            2,441            2,303            2,299
  Global Network & Merchant Services                       869              798              789              705              725
                                                 -------------    -------------    -------------    -------------    -------------
                                                         7,058            6,619            6,715            6,188            6,205
  Corporate & Other,
    including adjustments and eliminations                 150              140              135              131              175
                                                 -------------    -------------    -------------    -------------    -------------

CONSOLIDATED NET REVENUES                        $       7,208    $       6,759    $       6,850    $       6,319    $       6,380
                                                 =============    =============    =============    =============    =============

PRETAX INCOME (LOSS) FROM CONTINUING
  OPERATIONS
  U.S. Card Services                             $         770    $         819    $         920    $         796    $         538
  International Card & Global Commercial
    Services                                               262              281              294              311              290
  Global Network & Merchant Services                       297              314              315              262              252
                                                 -------------    -------------    -------------    -------------    -------------
                                                         1,329            1,414            1,529            1,369            1,080
  Corporate & Other                                       (106)             (76)             (87)             (44)            (121)
                                                 -------------    -------------    -------------    -------------    -------------

PRETAX INCOME FROM CONTINUING OPERATIONS         $       1,223    $       1,338    $       1,442    $       1,325    $         959
                                                 =============    =============    =============    =============    =============

NET INCOME (LOSS)
  U.S. Card Services                             $         535    $         580    $         616    $         546    $         414
  International Card & Global Commercial
    Services                                               231              216              225              213              233
  Global Network & Merchant Services                       201              212              200              166              166
                                                 -------------    -------------    -------------    -------------    -------------
                                                           967            1,008            1,041              925              813
  Corporate & Other                                        (42)             (52)             (69)             (49)             (62)
                                                 -------------    -------------    -------------    -------------    -------------
  Income from continuing operations                        925              956              972              876              751
  (Loss)/Income from discontinued operations,
    net of tax                                              (3)              11              (27)              (3)              (6)
                                                 -------------    -------------    -------------    -------------    -------------

NET INCOME                                       $         922    $         967    $         945    $         873    $         745
                                                 =============    =============    =============    =============    =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                   Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,         March 31,       December 31,
                                                      2006            2006             2006             2006              2005
                                                 -------------    -------------    -------------    -------------    -------------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations              $        0.77    $        0.79    $        0.80    $        0.71    $        0.61
  (Loss)/Income from discontinued operations                 -             0.01            (0.02)               -            (0.01)
                                                 -------------    -------------    -------------    -------------    -------------
  Net income                                     $        0.77    $        0.80    $        0.78    $        0.71    $        0.60
                                                 =============    =============    =============    =============    =============

  Average common shares outstanding (millions)           1,196            1,202            1,217            1,232            1,232
                                                 =============    =============    =============    =============    =============

DILUTED
  Income from continuing operations              $        0.76    $        0.78    $        0.78    $        0.70    $        0.60
  (Loss)/Income from discontinued operations             (0.01)            0.01            (0.02)           (0.01)           (0.01)
                                                 -------------    -------------    -------------    -------------    -------------
  Net income                                     $        0.75    $        0.79    $        0.76    $        0.69    $        0.59
                                                 =============    =============    =============    =============    =============

  Average common shares outstanding (millions)           1,224            1,227            1,242            1,258            1,258
                                                 =============    =============    =============    =============    =============

Cash dividends declared per common share         $        0.15    $        0.15    $        0.15    $        0.12    $        0.12
                                                 =============    =============    =============    =============    =============

                       SELECTED STATISTICAL INFORMATION

                                                                                   Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,         March 31,       December 31,
                                                      2006            2006             2006             2006              2005
                                                 -------------    -------------    -------------    -------------    -------------
Return on average total shareholders'
  equity (A)                                              34.7%            33.6%            29.8%            27.3%            25.4%
Common shares outstanding (millions)                     1,199            1,204            1,216            1,233            1,241
Book value per common share                      $        8.76    $        8.93    $        8.62    $        8.60    $        8.50
Shareholders' equity (billions)                  $        10.5    $        10.8    $        10.5    $        10.6    $        10.5

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,         March 31,       December 31,
                                                      2006            2006             2006             2006              2005
                                                 -------------    -------------    -------------    -------------    -------------
Card billed business (A):
  United States                                  $       109.7    $       101.7    $       102.5    $        92.9    $        96.9
  Outside the United States                               43.8             38.6             38.0             34.3             35.7
                                                 -------------    -------------    -------------    -------------    -------------
      Total                                      $       153.5    $       140.3    $       140.5    $       127.2    $       132.6
                                                 =============    =============    =============    =============    =============
Total cards-in-force (millions) (A):
  United States                                           48.1             46.8             45.4             44.0             43.0
  Outside the United States                               29.9             29.7             29.0             28.5             28.0
                                                 -------------    -------------    -------------    -------------    -------------
      Total                                               78.0             76.5             74.4             72.5             71.0
                                                 =============    =============    =============    =============    =============
Basic cards-in-force (millions) (A):
  United States                                           37.1             36.0             34.8             33.7             32.8
  Outside the United States                               25.4             25.2             24.1             23.6             23.2
                                                 -------------    -------------    -------------    -------------    -------------
      Total                                               62.5             61.2             58.9             57.3             56.0
                                                 =============    =============    =============    =============    =============

Average discount rate (B)                                 2.55%            2.57%            2.57%            2.58%            2.55%
Average quarterly basic cardmember spending
  (dollars) (A)                                  $       2,985    $       2,770    $       2,821    $       2,612    $       2,778
Average fee per card (dollars) (A) (C)           $          35    $          34    $          34    $          34    $          35
Travel sales                                     $         5.5    $         5.1    $         5.9    $         5.3    $         5.2
Travel commissions and fees/sales                          8.2%             8.4%             8.2%             7.9%             8.4%
Worldwide Travelers Cheque and prepaid
  products:
  Sales                                          $         4.8    $         5.6    $         5.1    $         4.2    $         4.8
  Average outstanding                            $         6.9    $         7.2    $         7.0    $         6.9    $         6.9
  Average investments                            $         7.6    $         7.9    $         7.6    $         7.7    $         7.6
  Investment yield (D)                                     4.9%             4.9%             5.0%             5.0%             5.1%
  Tax equivalent yield - managed (D)                       7.5%             7.5%             7.7%             7.7%             7.9%
International banking:
  Total loans                                    $         7.2    $         7.2    $         7.2    $         7.2    $         7.1
  Private banking holdings                       $        22.5    $        22.0    $        21.2    $        20.8    $        20.3

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Average fee per card are computed based on net card fees excluding the amortization of deferred acquisition costs.

(D) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                     AMERICAN EXPRESS COMPANY
           SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,         March 31,       December 31,
                                                      2006            2006             2006             2006              2005
                                                 -------------    -------------    -------------    -------------    -------------
Worldwide cardmember receivables:
  Total receivables                              $        37.4    $        35.0    $        34.7    $        33.2    $        34.2
  90 days past due as a % of total                         1.8%             1.8%             1.8%             1.8%             1.6%
  Loss reserves (millions):                      $         981    $         947    $         948    $         978    $         942
    % of receivables                                       2.6%             2.7%             2.7%             2.9%             2.8%
    % of 90 days past due                                  147%             149%             150%             163%             177%
  Net loss ratio as a % of charge volume                  0.26%            0.26%            0.24%            0.19%            0.29%

Worldwide cardmember lending - owned
  basis (A):
  Total loans                                    $        43.3    $        38.3    $        36.3    $        32.7    $        33.1
  30 days past due loans as a % of total                   2.7%             2.8%             2.7%             2.6%             2.5%
  Loss reserves (millions):
    Beginning balance                            $       1,126    $       1,086    $       1,053    $         996    $         952
      Provision                                            451              381              376              299              374
      Net write-offs                                      (405)            (353)            (331)            (270)            (323)
      Other                                                 (1)              12              (12)              28               (7)
                                                 -------------    -------------    -------------    -------------    -------------
    Ending balance                               $       1,171    $       1,126    $       1,086    $       1,053    $         996
                                                 =============    =============    =============    =============    =============
    % of loans                                             2.7%             2.9%             3.0%             3.2%             3.0%
    % of past due                                           98%             106%             113%             123%             122%
  Average loans                                  $        40.2    $        37.5    $        35.2    $        32.4    $        31.0
  Net write-off rate                                       4.0%             3.8%             3.8%             3.3%             4.2%
  Net finance charge revenue(B)/average loans              9.8%             9.6%             9.6%             8.9%             9.0%

Worldwide cardmember lending - managed
  basis (C):
  Total loans                                    $        63.5    $        58.5    $        56.5    $        53.5    $        54.3
  30 days past due loans as a % of total                   2.6%             2.7%             2.5%             2.5%             2.4%
  Loss reserves (millions):
    Beginning balance                            $       1,571    $       1,546    $       1,554    $       1,469    $       1,401
      Provision                                            608              512              478              393              671
      Net write-offs                                      (557)            (498)            (474)            (404)            (596)
      Other                                                  -               11              (12)              96               (7)
                                                 -------------    -------------    -------------    -------------    -------------
    Ending balance                               $       1,622    $       1,571    $       1,546    $       1,554    $       1,469
                                                 =============    =============    =============    =============    =============
    % of loans                                             2.6%             2.7%             2.7%             2.9%             2.7%
    % of past due                                           97%             101%             110%             116%             114%
  Average loans                                  $        60.4    $        57.6    $        55.3    $        53.7    $        51.9
  Net write-off rate                                       3.7%             3.5%             3.4%             3.0%             4.6%
  Net finance charge revenue(B)/average loans              9.5%             9.6%             9.5%             9.1%             9.4%

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Net revenues:
  Discount revenue, net card fees and other      $    2,679    $    2,401            12%    $    9,989    $    8,926           12%
  Cardmember lending:
    Finance charge revenue                            1,018           685            49          3,434         2,408           43
    Interest expense                                    288           200            44            957           616           55
                                                 ----------    ----------                   ----------    ----------
        Net finance charge revenue                      730           485            51          2,477         1,792           38
Securitization income, net                              347           295            18          1,489         1,260           18
                                                 ----------    ----------                   ----------    ----------
      Total net revenues                              3,756         3,181            18         13,955        11,978           17
                                                 ----------    ----------                   ----------    ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                           1,242         1,097            13          4,509         3,911           15
  Provision for losses                                  526           509             3          1,630         1,676           (3)
  Human resources and other operating expenses        1,218         1,037            17          4,511         3,820           18
                                                 ----------    ----------                   ----------    ----------
      Total expenses                                  2,986         2,643            13         10,650         9,407           13
                                                 ----------    ----------                   ----------    ----------
Pretax segment income                                   770           538            43          3,305         2,571           29
Income tax provision                                    235           124            90          1,028           755           36
                                                 ----------    ----------                   ----------    ----------
Segment income                                   $      535    $      414            29     $    2,277    $    1,816           25
                                                 ==========    ==========                   ==========    ==========

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other
    Reported for the period (GAAP)               $    2,679    $    2,401            12%    $    9,989    $    8,926           12%
    Securitization adjustments                           56            53             6            199           210           (5)
    Tax adjustments                                      53            56            (5)           217           226           (4)
                                                 ----------    ----------                   ----------    ----------
    Managed discount revenue, net card
      fees and other                             $    2,788    $    2,510            11     $   10,405    $    9,362           11
                                                 ----------    ----------                   ----------    ----------

  Net finance charge revenue
    Reported for the period (GAAP)               $      730    $      485            51     $    2,477    $    1,792           38
    Securitization adjustments                          450           518           (13)         1,880         1,953           (4)
                                                 ----------    ----------                   ----------    ----------
    Managed net finance charge revenue           $    1,180    $    1,003            18     $    4,357    $    3,745           16
                                                 ----------    ----------                   ----------    ----------

  Securitization income, net
    Reported for the period (GAAP)               $      347    $      295            18     $    1,489    $    1,260           18
    Securitization adjustments                         (347)         (295)           18         (1,489)       (1,260)          18
                                                 ----------    ----------                   ----------    ----------
    Managed securitization income, net           $        -    $        -             -     $        -    $        -            -
                                                 ----------    ----------                   ----------    ----------

  Provision for losses
    Reported for the period (GAAP)               $      526    $      509             3     $    1,630    $    1,676           (3)
    Securitization adjustments                          153           287           (47)           550           924          (40)
                                                 ----------    ----------                   ----------    ----------
    Managed provision for losses                 $      679    $      796           (15)    $    2,180    $    2,600          (16)
                                                 ----------    ----------                   ----------    ----------

For U.S. Card Services, the managed basis presentation reflects an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, information presented on a managed basis assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

The managed basis presentation also assumes that there have been no off balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in net card fees and other, net finance charge revenue, and credit provision. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other
    Reported for the period (GAAP)           $        2,679    $        2,482    $        2,514    $        2,314    $        2,401
    Securitization adjustments                           56                51                44                48                53
    Tax adjustments                                      53                55                54                55                56
                                             --------------    --------------    --------------    --------------    --------------
    Managed discount revenue, net card
      fees and other                         $        2,788    $        2,588    $        2,612    $        2,417    $        2,510
                                             --------------    --------------    --------------    --------------    --------------

  Net finance charge revenue
    Reported for the period (GAAP)           $          730    $          668    $          599    $          480    $          485
    Securitization adjustments                          450               475               469               486               518
                                             --------------    --------------    --------------    --------------    --------------
    Managed net finance charge revenue       $        1,180    $        1,143    $        1,068    $          966    $        1,003
                                             --------------    --------------    --------------    --------------    --------------

  Securitization income, net
    Reported for the period (GAAP)           $          347    $          384    $          372    $          386    $          295
    Securitization adjustments                         (347)             (384)             (372)             (386)             (295)
                                             --------------    --------------    --------------    --------------    --------------
    Managed securitization income, net       $            -    $            -    $            -    $            -    $            -
                                             --------------    --------------    --------------    --------------    --------------

  Provision for losses
    Reported for the period (GAAP)           $          526    $          446    $          351    $          307    $          509
    Securitization adjustments                          153               144               127               126               287
                                             --------------    --------------    --------------    --------------    --------------
    Managed provision for losses             $          679    $          590    $          478    $          433    $          796
                                             --------------    --------------    --------------    --------------    --------------

See prior page for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Card billed business                             $     90.8    $     80.8            12%    $    333.4    $    292.8           14%
Total cards-in-force (millions)                        40.7          37.5             9           40.7          37.5            9
Basic cards-in-force (millions)                        30.1          27.7             9           30.1          27.7            9
Average basic cardmember spending (dollars)      $    3,044    $    2,945             3%    $   11,521    $   10,996            5%

U.S. Consumer Travel
  Travel sales (millions)                        $      597    $      475            26%    $    2,357    $    1,853           27%
  Travel commissions and fees/sales                     8.2%          8.4%                         8.4%          8.7%

Worldwide Travelers Cheque and prepaid
  products:
  Sales                                          $      4.8    $      4.8             -%    $     19.7    $     19.7            -%
  Average outstanding                            $      6.9    $      6.9             -%    $      7.0    $      7.1           (1)%
  Average investments                            $      7.6    $      7.6             -%    $      7.7    $      7.8           (1)%
  Investment yield (A)                                  4.9%          5.1%                         4.9%          5.1%
  Tax equivalent yield - managed (A)                    7.5%          7.9%                         7.6%          7.9%

Total segment assets                             $     79.7    $     70.3            13%    $     79.7    $     70.3           13%
Segment capital                                  $      5.0    $      5.1            (2)%   $      5.0    $      5.1           (2)%
Return on segment capital (B)                          46.2%         38.9%                        46.2%         38.9%

Cardmember receivables:
  Total receivables                              $     20.6    $     19.2             7%    $     20.6    $     19.2            7%
  90 days past due as a % of total                      2.1%          1.8%                         2.1%          1.8%
  Net loss ratio as a % of charge volume               0.32%         0.38%                        0.28%         0.30%

Cardmember lending - owned basis (C):
  Total loans                                    $     33.6    $     24.8            35%    $     33.6    $     24.8           35%
  30 days past due loans as a % of total                2.7%          2.3%                         2.7%          2.3%
  Average loans                                  $     30.9    $     23.2            33%    $     27.6    $     21.0           31%
  Net write-off rate                                    3.5%          4.1%                         3.0%          3.9%
  Net finance charge revenue(D)/average
    loans                                               9.4%          8.4%                         9.0%          8.5%

Cardmember lending - managed basis (E):
  Total loans                                    $     53.8    $     46.0            17%    $     53.8    $     46.0           17%
  30 days past due loans as a % of total                2.6%          2.3%                         2.6%          2.3%
  Average loans                                  $     51.1    $     44.1            16%    $     48.0    $     41.5           16%
  Net write-off rate                                    3.3%          4.6%                         2.9%          4.1%
  Net finance charge revenue(D)/average loans           9.2%          9.1%                         9.1%          9.0%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
Net revenues:
  Discount revenue, net card fees and other  $        2,679    $        2,482    $        2,514    $        2,314    $        2,401
  Cardmember lending:
    Finance charge revenue                            1,018               928               814               674               685
    Interest expense                                    288               260               215               194               200
                                             --------------    --------------    --------------    --------------    --------------
        Net finance charge revenue                      730               668               599               480               485
  Securitization income, net                            347               384               372               386               295
                                             --------------    --------------    --------------    --------------    --------------
      Total net revenues                              3,756             3,534             3,485             3,180             3,181
                                             --------------    --------------    --------------    --------------    --------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                           1,242             1,127             1,106             1,034             1,097
  Provision for losses                                  526               446               351               307               509
  Human resources and other operating
    expenses                                          1,218             1,142             1,108             1,043             1,037
                                             --------------    --------------    --------------    --------------    --------------
      Total expenses                                  2,986             2,715             2,565             2,384             2,643
                                             --------------    --------------    --------------    --------------    --------------
Pretax segment income                                   770               819               920               796               538
Income tax provision                                    235               239               304               250               124
                                             --------------    --------------    --------------    --------------    --------------
Segment income                               $          535    $          580    $          616    $          546    $          414
                                             ==============    ==============    ==============    ==============    ==============

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
Card billed business                         $         90.8    $         83.4    $         83.9    $         75.3    $         80.8
Total cards-in-force (millions)                        40.7              39.9              39.1              38.3              37.5
Basic cards-in-force (millions)                        30.1              29.5              28.9              28.4              27.7
Average quarterly basic cardmember
  spending (dollars)                         $        3,044    $        2,852    $        2,925    $        2,690    $        2,945

U.S. Consumer Travel
    Travel sales                             $          0.6    $          0.6    $          0.7    $          0.5    $          0.5
    Travel commissions and fees/sales                   8.2%              8.5%              8.5%              8.1%              8.4%

Worldwide Travelers Cheque and prepaid
  products:
  Sales                                      $          4.8    $          5.6    $          5.1    $          4.2    $          4.8
  Average outstanding                        $          6.9    $          7.2    $          7.0    $          6.9    $          6.9
  Average investments                        $          7.6    $          7.9    $          7.6    $          7.7    $          7.6
  Investment yield (A)                                  4.9%              4.9%              5.0%              5.0%              5.1%
  Tax equivalent yield - managed (A)                    7.5%              7.5%              7.7%              7.7%              7.9%

Total segment assets                         $         79.7    $         75.1    $         70.8    $         66.6    $         70.3
Segment capital                              $          5.0    $          4.9    $          4.7    $          5.0    $          5.1
Return on segment capital (B)                          46.2%             44.0%             41.8%             39.4%             38.9%

Cardmember receivables:
  Total receivables                          $         20.6    $         18.2    $         18.5    $         17.2    $         19.2
  90 days past due as a % of total                      2.1%              2.3%              2.3%              2.3%              1.8%
  Net loss ratio as a % of charge volume               0.32%             0.33%             0.28%             0.20%             0.38%

Cardmember lending - owned basis (C):
  Total loans                                $         33.6    $         29.3    $         27.6    $         24.3    $         24.8
  30 days past due loans as a % of total                2.7%              2.7%              2.5%              2.4%              2.3%
  Average loans                              $         30.9    $         28.6    $         26.4    $         24.0    $         23.2
  Net write-off rate                                    3.5%              3.1%              2.9%              2.6%              4.1%
  Net finance charge revenue(D)/average
    loans                                               9.4%              9.2%              9.1%              8.1%              8.4%

Cardmember lending - managed basis (E):
  Total loans                                $         53.8    $         49.5    $         47.8    $         45.1    $         46.0
  30 days past due loans as a % of total                2.6%              2.6%              2.4%              2.4%              2.3%
  Average loans                              $         51.1    $         48.7    $         46.5    $         45.3    $         44.1
  Net write-off rate                                    3.3%              3.0%              2.9%              2.6%              4.6%
  Net finance charge revenue(D)/average
    loans                                               9.2%              9.3%              9.2%              8.7%              9.1%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Net revenues:
  Discount revenue, net card fees and other      $    2,220    $    2,115             5%    $    8,656    $    8,221            5%
  Cardmember lending:
    Finance charge revenue                              329           278            18          1,240         1,035           20
    Interest expense                                    116            94            23            432           351           23
                                                 ----------    ----------                   ----------    ----------
        Net finance charge revenue                      213           184            16            808           684           18
                                                 ----------    ----------                   ----------    ----------
      Total net revenues                              2,433         2,299             6          9,464         8,905            6
                                                 ----------    ----------                   ----------    ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                             346           321             8          1,429         1,269           13
  Provision for losses and benefits                     316           286            10          1,358         1,023           33
  Human resources and other operating
    expenses                                          1,509         1,402             8          5,529         5,520            -
                                                 ----------    ----------                   ----------    ----------
      Total expenses                                  2,171         2,009             8          8,316         7,812            6
                                                 ----------    ----------                   ----------    ----------
Pretax segment income                                   262           290           (10)         1,148         1,093            5
Income tax provision                                     31            57           (46)           263           194           36
                                                 ----------    ----------                   ----------    ----------
Segment income                                   $      231    $      233            (1)    $      885    $      899           (2)
                                                 ==========    ==========                   ==========    ==========

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Card billed business                             $     51.2    $     45.1            14%    $    193.1    $    168.5           15%
Total cards-in-force (millions)                        22.3          22.7            (2)          22.3          22.7           (2)
Basic cards-in-force (millions)                        17.9          18.0            (1)          17.9          18.0           (1)
Average basic cardmember spending (dollars)      $    2,874    $    2,534            13%    $   10,681    $    9,641           11%

Global Corporate & International Consumer
  Travel
  Travel sales                                   $      4.9    $      4.7             4%    $     19.4    $     18.8            3%
  Travel commissions and fees/sales                     8.1%          8.4%                         8.1%          8.6%

International banking:
  Total loans                                    $      7.2    $      7.1             1%    $      7.2    $      7.1            1%
  Private banking holdings                       $     22.5    $     20.3            11%    $     22.5    $     20.3           11%

Total segment assets                             $     57.7    $     51.7            12%    $     57.7    $     51.7           12%
Segment capital                                  $      4.1    $      4.1            -%     $      4.1    $      4.1            -%
Return on segment capital (A)                          20.9%         23.2%                        20.9%         23.2%

Cardmember receivables:
  Total receivables                              $     16.3    $     14.5            12%    $     16.3    $     14.5           12%
  90 days past due as a % of total                      1.4%          1.3%                         1.4%          1.3%
  Net loss ratio as a % of charge volume               0.19%         0.18%                        0.18%         0.21%

Cardmember lending:
  Total loans                                    $      9.7    $      8.3            17%    $      9.7    $      8.3           17%
  30 days past due loans as a % of total                2.9%          2.8%                         2.9%          2.8%
  Average loans                                  $      9.3    $      7.8            19%    $      8.9    $      7.4           20%
  Net write-off rate                                    5.7%          4.4%                         5.9%          4.7%
  Net finance charge revenue(B)/average loans           9.1%          9.4%                         9.1%          9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
Net revenues:
  Discount revenue, net card fees and other  $        2,220    $        2,086    $        2,241    $        2,109    $        2,115
  Cardmember lending:
     Finance charge revenue                             329               310               308               293               278
     Interest expense                                   116               109               108                99                94
                                             --------------    --------------    --------------    --------------    --------------
        Net finance charge revenue                      213               201               200               194               184
                                             --------------    --------------    --------------    --------------    --------------
      Total net revenues                              2,433             2,287             2,441             2,303             2,299
                                             --------------    --------------    --------------    --------------    --------------

Expenses:
  Marketing, promotion, rewards
    and cardmember services                             346               330               410               343               321
  Provision for losses and benefits                     316               329               364               349               286
  Human resources and other operating
    expenses                                          1,509             1,347             1,373             1,300             1,402
                                             --------------    --------------    --------------    --------------    --------------
      Total expenses                                  2,171             2,006             2,147             1,992             2,009
                                             --------------    --------------    --------------    --------------    --------------
Pretax segment income                                   262               281               294               311               290
Income tax provision                                     31                65                69                98                57
                                             --------------    --------------    --------------    --------------    --------------
Segment income                               $          231    $          216    $          225    $          213    $          233
                                             ==============    ==============    ==============    ==============    ==============

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
Card billed business                         $         51.2    $         47.5    $         49.2    $         45.2    $         45.1
Total cards-in-force (millions)                        22.3              22.1              22.2              23.2              22.7
Basic cards-in-force (millions)                        17.9              17.7              17.8              18.4              18.0
Average quarterly basic cardmember
  spending (dollars)                         $        2,874    $        2,642    $        2,654    $        2,494    $        2,534

Global Corporate & International Consumer
  Travel
  Travel sales                               $          4.9    $          4.5    $          5.2    $          4.8    $          4.7
  Travel commissions and fees/sales                     8.1%              8.3%              8.1%              7.8%              8.4%

International banking:
  Total loans                                $          7.2    $          7.2    $          7.2    $          7.2    $          7.1
  Private banking holdings                   $         22.5    $         22.0    $         21.2    $         20.8    $         20.3

Total segment assets                         $         57.7    $         57.3    $         55.3    $         53.0    $         51.7
Segment capital                              $          4.1    $          4.4    $          4.3    $          4.3    $          4.1
Return on segment capital (A)                          20.9%             21.2%             22.6%             23.2%             23.2%

Cardmember receivables:
  Total receivables                          $         16.3    $         16.4    $         15.8    $         15.6    $         14.5
  90 days past due as a % of total                      1.4%              1.3%              1.3%              1.3%              1.3%
  Net loss ratio as a % of charge volume               0.19%             0.18%             0.18%             0.17%             0.18%

Cardmember lending:
  Total loans                                $          9.7    $          9.0    $          8.7    $          8.4    $          8.3
  30 days past due loans as a % of total                2.9%              3.1%              3.2%              3.2%              2.8%
  Average loans                              $          9.3    $          8.9    $          8.8    $          8.4    $          7.8
  Net write-off rate                                    5.7%              5.9%              6.4%              5.5%              4.4%
  Net finance charge revenue(B)/average
    loans                                               9.1%              8.9%              9.1%              9.4%              9.4%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                     Quarters Ended                               Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Net revenues:
  Discount revenue, fees and other               $      869    $      725            20%    $    3,161    $    2,747           15%
                                                 ----------    ----------                   ----------    ----------
Expenses:
  Marketing and promotion                               125           141           (11)           518           604          (14)
  Provision for losses                                   46            13             #             89            66           35
  Human resources and other operating
    expenses                                            401           319            26          1,366         1,195           14
                                                 ----------    ----------                   ----------    ----------
    Total expenses                                      572           473            21          1,973         1,865            6
                                                 ----------    ----------                   ----------    ----------
Pretax segment income                                   297           252            18          1,188           882           35
Income tax provision                                     96            86            12            409           309           32
                                                 ----------    ----------                   ----------    ----------
Segment income                                   $      201    $      166            21     $      779    $      573           36
                                                 ==========    ==========                   ==========    ==========

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended                              Years Ended
                                                       December 31,                               December 31,
                                                 ------------------------    Percentage     ------------------------   Percentage
                                                    2006          2005       Inc/(Dec)         2006          2005      Inc/(Dec)
                                                 ----------    ----------    ----------     ----------    ----------   ----------
Global Card billed business (A)                  $    153.5    $    132.6            16%    $    561.5    $    484.4           16%

Global Network & Merchant Services:
  Total segment assets                           $      4.4    $      4.5            (2)%   $      4.4    $      4.5           (2)%
  Segment capital (millions)                     $    1,272    $    1,316            (3)%   $    1,272    $    1,316           (3)%
  Return on segment capital (B)                        60.3%         49.2%                        60.3%         49.2%

Global Network Services:
  Card billed business                           $     11.5    $      6.9            67%    $     35.4    $     24.0           48%
  Total cards-in-force (millions)                      15.0          10.8            39%          15.0          10.8           39%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
Net revenues:
  Discount revenue, fees and other           $          869    $          798    $          789    $          705    $          725
                                             --------------    --------------    --------------    --------------    --------------
Expenses:
  Marketing and promotion                               125               118               140               135               141
  Provision for losses                                   46                19                14                10                13
  Human resources and other operating
    expenses                                            401               347               320               298               319
                                             --------------    --------------    --------------    --------------    --------------
    Total expenses                                      572               484               474               443               473
                                             --------------    --------------    --------------    --------------    --------------
Pretax segment income                                   297               314               315               262               252
Income tax provision                                     96               102               115                96                86
                                             --------------    --------------    --------------    --------------    --------------
Segment income                               $          201    $          212    $          200    $          166    $          166
                                             ==============    ==============    ==============    ==============    ==============

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                             --------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,          March 31,       December 31,
                                                  2006              2006              2006              2006              2005
                                             --------------    --------------    --------------    --------------    --------------
Global Card billed business (A)              $        153.5    $        140.3    $        140.5    $        127.2    $        132.6

Global Network & Merchant Services:
  Total segment assets                       $          4.4    $          5.1    $          6.2    $          5.7    $          4.5
  Segment capital                            $          1.3    $          1.3    $          1.3    $          1.3    $          1.3
  Return on segment capital (B)                        60.3%             57.9%             53.8%             51.7%             49.2%
Global Network Services :
  Card billed business                       $         11.5    $          9.7    $          7.6    $          6.6    $          6.9
  Total cards-in-force (millions)                      15.0              14.5              13.1              11.0              10.8


(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.